                                                                   EXHIBIT 10.76


                                                           [TEXAS BIOTECHNOLOGY
June 30, 2000                                                 LOGO APPEARS HERE]



The University of Texas Health Science
Center at Houston
7000 Fannin
Houston, Texas 77030

Dear Sirs,

Please consider this your notice that Texas Biotechnology Corporation is exercising the Renewal Option pursuant to paragraph 2.5, under that certain Lease Agreement dated February 24, 1995 between Doctors Center Inc. (now The University of Texas Health Science Center at Houston, a component institution of The University of Texas System) commencing at 12:01 a.m. on January 1, 2001 and terminating December 31, 2005.

Accepted:

The University of Texas Health Science     Texas Biotechnology Corporation
Center at Houston


By: /s/ JOHN PORRETTO                      By:   /s/ DAVID B. McWILLIAMS
   -----------------------------------        ---------------------------------

Name:   John Porretto                      Name: /s/ David B. McWilliams
     ---------------------------------          -------------------------------

Title:  COO                                Title:    President and CEO
      --------------------------------           ------------------------------

Date:   July 20, 2000                      Date:     June 30, 2000
     ---------------------------------          -------------------------------



cc: Jack Wise